EXHIBIT 23.1

                            Templeton & Company, P.A.
                          Certified Public Accountants

                         540 Royal Palm Beach Boulevard
                         Royal Palm Beach, Florida 33411

                                 (561) 798-9988
                               Fax (561) 798-4053



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form SB-2 of our report dated June 16, 1999, on our audit the financial statements of CyberCare, Inc. ( a development-stage company).

/s/ TEMPLETON & COMPANY, P.A.


Royal Palm Beach, Florida
November 30, 1999